UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30

Date of reporting period: OCTOBER 1, 2013 – SEPTEMBER 30, 2014

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds
September 30, 2014

AMG SouthernSun Small Cap Fund
(formerly SouthernSun Small Cap Fund)
Investor Class: SSSFX | Institutional Class: SSSIX
AMG SouthernSun U.S. Equity Fund
(formerly SouthernSun U.S. Equity Fund)
Investor Class: SSEFX | Class C: SSECX | Institutional Class: SSEIX

www.amgfunds.com	AR076-0914

AMG Funds
Annual Report—September 30, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG SouthernSun Small Cap Fund	4
AMG SouthernSun U.S. Equity Fund	8

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	12

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	13
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	14
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	15
Detail of changes in assets for the past two fiscal years

Financial Highlights	16
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	19
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

TRUSTEES AND OFFICERS	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The fiscal year ended September 30, 2014 was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose nearly 19.7% during the past twelve months. International stocks, by comparison, only rose 4.8%, as measured by the MSCI ACWI ex USA Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index has a cumulative gain of 228.1% (including reinvestment of dividends) since the market bottom on March 10, 2009, through September 30, 2014.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 4.0% for the 12 months ended September 30. Bond markets have performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3

Earlier this year, Managers Investment Group rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffrey Cerutti

Chief Executive Officer

AMG Funds

Average Annual Total Returns		Periods ended September 30, 2014
		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	19.73%	22.99%	15.70%
Small Caps	(Russell 2000® Index)	3.93%	21.26%	14.29%
International	(MSCI All Country World Index ex USA Index)	4.77%	11.79%	6.03%
Bonds:
Investment Grade	(Barclays US Aggregate Index)	3.96%	2.43%	4.12%
High Yield	(Barclays U.S. High Yield Bond Index)	7.20%	11.09%	10.57%
Tax-exempt	(Barclays Municipal Bond Index)	7.93%	4.56%	4.67%
Treasury Bills	(Citigroup 3-Month U.S. Treasury Bill Index)	0.04%	0.05%	0.08%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2014	Expense Ratio for the Period	Beginning Account Value 4/01/14	Ending Account Value 9/30/14	Expenses Paid During the Period*
AMG SouthernSun Small Cap Fund
Investor Class
Based on Actual Fund Return	1.20%	$1,000	$965	$5.92
Hypothetical (5% return before expenses)	1.20%	$1,000	$1,019	$6.08
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$967	$4.69
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.82
AMG SouthernSun U.S. Equity Fund
Investor Class
Based on Actual Fund Return	1.31%	$1,000	$1,033	$6.68
Hypothetical (5% return before expenses)	1.31%	$1,000	$1,019	$6.62
Institutional Class
Based on Actual Fund Return	1.06%	$1,000	$1,034	$5.39
Hypothetical (5% return before expenses)	1.06%	$1,000	$1,020	$5.37
Class C
Based on Actual Fund Return	2.06%	$1,000	$1,029	$10.48
Hypothetical (5% return before expenses)	2.06%	$1,000	$1,015	$10.39

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

3

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments

Dear Fellow Shareholders,

We spend a great deal of time challenging our own assertions, questioning our own motives and biases, and looking for flaws in our logic or the numbers. Our philosophy continually informs our process and the data it produces, and we are regularly reminded of our belief that there is no substitute for patience and perseverance.

Over the past year, our Investment Team met face-to-face with more than 100 companies, most of which were current holdings, but also some prospective investments. We also held numerous conference calls with our companies to find out what they are experiencing. What is happening with their orders? Their costs? How are they reacting to broader economic concerns? If there is a global slowdown, how are they positioned to make the most of it? We use what we learn from all of this interaction to continually refine our theses, to challenge our views on key business risks and drivers, and to update our views on valuation.

In our opinion, the overall market “has gotten ahead of itself” from a valuation perspective. Combined with a rising level of concern with regard to macroeconomic conditions and geopolitical risk, we were not surprised by the recent pull-back last quarter.

Historically, when markets have sold off steeply and abruptly due to “headlines” related to macro factors, our strategies have not performed well. We recognize that we will have situations like this periodically. When markets behave in this manner, we look for — and often see — buying opportunities both in our current portfolios and with new companies that look even more attractive at these prices. So, while there is a great deal of turmoil in the world, the focus of our Investment Team remains on our businesses. And, while we clearly do not like the short-term effects of periods like this on your portfolios, we are actually pleased by the longer-term opportunities created by this type of volatility and the disconnect between current market prices and long-term valuations.

FUND PERFORMANCE

Looking at the performance of the Small Cap Fund in more detail, for the trailing twelve (12) month period ending September 30, 2014, the Investor share class returned 8.53%, while the Russell 2000® Index returned 3.93%. For the trailing five-year period ending September 30, 2014, the Investor Share class’s annualized return was 22.98%, while the Russell 2000® Index’s was 14.29%. The average annual rate of return since inception of the Investor share class (October 1, 2003 to September 30, 2014), was 13.27%, while the Russell 2000® Index annual rate of return was 8.85%.

Over the trailing twelve (12) month period ending September 30, 2014, much of our outperformance was driven by our stock selection within the Consumer Discretionary and Producer Durables sectors, led by our positions in Columbia Sportswear Company (COLM) and Trinity Industries, Inc. (TRN) respectively. TRN, a diversified industrial company providing products and services to the energy, transportation, chemical and construction sectors, was the top performer for the period. TRN is the largest manufacturer of rail cars in the U.S. as well as the owner of the largest railcar leasing fleet in the U.S. Throughout the year their rail group executed well. Their backlog is at an all-time high and other business units (barges, wind towers and construction products) are also doing well with improving projects in all divisions. Additionally, TRN announced the acquisition of Meyer Steel Structures from ABB Group at the end of the second quarter of 2014. We believe this acquisition will allow TRN to continue to build its energy equipment segment while expanding the flexible manufacturing footprint that has become a key strength for the company.

Our exposure to the Materials and Processing sector detracted from performance for the period, led by Koppers Holdings, Inc. (KOP). Additionally, our positions in AGCO Corporation (AGCO) and CARBO Ceramics, Inc. (CRR) were also weak performers. CRR, the bottom performer for the period, is focused on helping their customers enhance oil and natural gas well production and recovery by providing technology products and services to design, build and optimize fracks. CRR is the world’s largest producer of ceramic proppant, has proprietary technology it applies to proppant to aid in fracture diagnostics and production assurance, and provides consulting services for fracture and completion optimization. CRR was hit hard in the third quarter after an announcement that it expects third-quarter ceramic sales volumes to fall relative to second quarter, which was a disappointment and surprise to shareholders and analysts.

We met with management and held multiple conference calls with CRR’s decision makers throughout the quarter. While we are disappointed in CRR’s performance, we believe the sell side has overreacted. The use of ceramic proppant is necessary with down-hole well pressures over 6000 psi, where sand would be crushed if used instead of ceramic proppant. We remain confident in the holding and will continue to monitor the situation closely, paying particular attention to changing customer practices that could impact longer term prospects.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2014, are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun Small Cap Fund’s Investor Class on September 30, 2004, to a $10,000 investment made in the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun Small Cap Fund and the Russell 2000® Index for the same time periods ended September 30, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG SouthernSun Small Cap Fund [2,3,4,5]
Investor Class	8.53%	22.98%	12.09%	13.27%	10/01/03
Institutional Class	8.80%	23.33%	—	23.33%	9/30/09
Russell 2000® Index[6]	3.93%	14.29%	8.19%	8.85%	10/01/03	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

AMG SouthernSun Small Cap Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor Fund, SouthernSun Small Cap Fund, and was managed by SouthernSun Asset Management, Inc. with the same investment objectives and substantially similar investment policies.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund at greater risk.
[4]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.
[5]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[6]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG SouthernSun Small Cap Fund
Fund Snapshots (unaudited)
September 30, 2014

PORTFOLIO BREAKDOWN

Sector	AMG SouthernSun Small Cap Fund**	Russell 2000® Index
Industrials	32.3%	13.9%
Consumer Discretionary	10.9%	13.2%
Health Care	9.9%	13.4%
Consumer Staples	9.8%	3.3%
Information Technology	9.2%	18.0%
Energy	8.5%	5.5%
Materials	7.2%	5.0%
Financials	0.0%	23.7%
Utilities	0.0%	3.2%
Telecommunication Services	0.0%	0.8%
Other Assets and Liabilities	12.2%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Centene Corp.	5.4%
Darling Ingredients, Inc.*	5.3
Iconix Brand Group, Inc.	5.2
Diebold, Inc.*	4.9
Trinity Industries, Inc.*	4.7
AGCO Corp.*	4.6
Sanderson Farms, Inc.	4.5
Clean Harbors, Inc.*	4.5
Newfield Exploration Co.*	4.5
Hill-Rom Holdings, Inc.	4.5

Top Ten as a Group	48.1%

*	Top Ten Holding at March 31, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG SouthernSun Small Cap Fund
Schedule of Portfolio Investments
September 30, 2014

	Shares	Value
Common Stocks - 87.8%
Consumer Discretionary - 10.9%
Columbia Sportswear Co.	520,000	$18,605,600
Iconix Brand Group, Inc.*	1,124,000	41,520,560
Thor Industries, Inc.	541,486	27,886,529
Total Consumer Discretionary		88,012,689
Consumer Staples - 9.8%
Darling Ingredients, Inc.*	2,337,035	42,814,481
Sanderson Farms, Inc.[1]	415,300	36,525,635
Total Consumer Staples		79,340,116
Energy - 8.5%
CARBO Ceramics, Inc.[1]	541,630	32,080,745
Newfield Exploration Co.*	982,900	36,436,103
Total Energy		68,516,848
Health Care - 9.9%
Centene Corp.*	522,129	43,185,290
Hill-Rom Holdings, Inc.	875,809	36,284,767
Total Health Care		79,470,057
Industrials - 32.3%
AGCO Corp.	816,356	37,111,544
The Brink’s Co.	1,193,831	28,699,697
Chicago Bridge & Iron Co., N.V.	620,570	35,899,975
Clean Harbors, Inc.*	677,335	36,521,903
IDEX Corp.	431,200	31,205,944
Nordson Corp.	302,699	23,026,313
The Timken Co.	698,200	29,596,698
Trinity Industries, Inc.	808,020	37,750,694
Total Industrials		259,812,768
Information Technology - 9.2%
Broadridge Financial Solutions, Inc.	833,300	34,690,279
Diebold, Inc.	1,111,531	39,259,275
Total Information Technology		73,949,554
Materials - 7.2%
Intrepid Potash, Inc.*,1	1,538,645	23,772,065
Koppers Holdings, Inc.	623,013	20,659,111
TimkenSteel Corp.	288,700	13,421,663
Total Materials		57,852,839
Total Common Stocks (cost $574,014,729)		706,954,871

	Principal Amount	Value
Short-Term Investments - 19.2%
Repurchase Agreements - 7.7%[2]
Barclays Capital, dated 09/30/14, due 10/01/14, 0.010%, total to be received $3,118,697 (collateralized by various U.S. Government Agency Obligations, 1.250% - 3.375%, 01/31/19 - 05/15/44, totaling $3,181,070)	$3,118,696	$3,118,696
Citigroup Global Markets, Inc., dated 09/30/14, due 10/01/14, 0.010%, total to be received $14,814,004 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.000%, 09/01/15 - 09/15/49, totaling $15,110,281)	14,814,000	14,814,000
Daiwa Capital Markets America, dated 09/30/14, due 10/01/14, 0.010%, total to be received $14,814,004 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.250%, 10/23/14 - 03/01/48, totaling $15,110,280)	14,814,000	14,814,000
HSBC Securities USA, Inc., dated 09/30/14, due 10/01/14, 0.000%, total to be received $14,814,000 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.375%, 10/15/14 - 07/15/32, totaling $15,110,334)	14,814,000	14,814,000
Mizuho Securities USA, Inc., dated 09/30/14, due 10/01/14, 0.010%, total to be received $14,814,004 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 03/12/15 - 06/20/44, totaling $15,110,288)	14,814,000	14,814,000
Total Repurchase Agreements		62,374,696

	Shares
Other Investment Companies - 11.5%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	42,693,389	42,693,389
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.06%	50,002,947	50,002,947
Total Other Investment Companies		92,696,336
Total Short-Term Investments (cost $155,071,032)		155,071,032
Total Investments - 107.0% (cost $729,085,761)		862,025,903
Other Assets, less Liabilities - (7.0)%		(56,527,220)
Net Assets - 100.0%		$805,498,683

The accompanying notes are an integral part of these financial statements.

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments

Dear Fellow Shareholders,

We spend a great deal of time challenging our own assertions, questioning our own motives and biases, and looking for flaws in our logic or the numbers. Our philosophy continually informs our process and the data it produces, and we are regularly reminded of our belief that there is no substitute for patience and perseverance.

Over the past year, our Investment Team met face-to-face with more than 100 companies, most of which were current holdings, but also some prospective investments. We also held numerous conference calls with our companies to find out what they are experiencing. What is happening with their orders? Their costs? How are they reacting to broader economic concerns? If there is a global slowdown, how are they positioned to make the most of it? We use what we learn from all of this interaction to continually refine our theses, to challenge our views on key business risks and drivers, and to update our views on valuation.

In our opinion, the overall market “has gotten ahead of itself” from a valuation perspective. Combined with a rising level of concern with regard to macroeconomic conditions and geopolitical risk, we were not surprised by the recent pull-back last quarter.

Historically, when markets have sold off steeply and abruptly due to “headlines” related to macro factors, our strategies have not performed well. We recognize that we will have situations like this periodically. When markets behave in this manner, we look for — and often see — buying opportunities both in our current portfolios and with new companies that look even more attractive at these prices. So, while there is a great deal of turmoil in the world, the focus of our Investment Team remains on our businesses. And, while we clearly do not like the short-term effects of periods like this on your portfolios, we are actually pleased by the longer-term opportunities created by this type of volatility and the disconnect between current market prices and long-term valuations.

FUND PERFORMANCE

Over the trailing 12-month period ending September 30, 2014, the Investor share class returned 8.56%. During this same time period, the Russell 2500TM Index returned 8.97%, and the Russell Midcap® Index returned 15.83%.

Over the trailing 12-month period ending September 30, 2014, much of our outperformance was primarily driven by stock selection, most notably within the consumer discretionary sector led by Hanesbrands, Inc. (HBI). Trinity Industries, Inc. (TRN) was the top performer for the period. Within the energy sector, despite the recent sell-off in oil prices, we remain positive on the long-term prospects for Newfield Exploration Co. (NFX), as we believe NFX has a strong inventory of wells in multiple U.S. basins and a management team capable of executing its growth plan. The company’s international business is winding down with the sale of their Malaysian arm earlier this year and plans have been put in place to divest their China business. Operationally, the company seems to be hitting on all cylinders and the four key regions on which it focused in the U.S. are all in development mode and growing nicely. Additionally, the company hedged approximately 85% of their 2015 production and 75% of their 2016 production at prices prior to the pull back in oil prices.

Our stock selection within the Producer Durables sector detracted from performance, driven by Tidewater, Inc. (TDW), Darling Ingredients, Inc. (DAR) and AGCO Corporation (AGCO). TDW, the bottom performer for the period, operates the largest fleet of Offshore Support Vessels for the offshore oil and gas industry. The stock was off significantly in the third quarter even though, according to management, very little has changed in their business. Utilization rates of their vessels have remained high and they reported the day-rates for their vessels were improving. However, because oil prices were down in the third quarter and stocks in the energy sector sold off sharply, TDW was impacted with the group. In our opinion, if active off-shore rig counts hold steady or rise, the underlying supply and demand of vessels to support those rigs should remain in high demand.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2014, are not intended as a forecast or guarantee of future results, and are subject to change without notice.

8

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun U.S. Equity Fund’s Institutional Class on April 10, 2012, to a $10,000 investment made in the Russell 2500TM Index and Russell Midcap® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun U.S. Equity Fund, the Russell 2500TM Index and the Russell Midcap® Index for the same time periods ended September 30, 2014.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG SouthernSun U.S. Equity Fund [2,3,4,5]
Investor Class	8.56%	19.15%	4/10/12
Institutional Class	8.85%	19.44%	4/10/12
Class C	7.73%	18.34%	4/10/12
Russell 2500TM Index[6]	8.97%	17.98%	4/10/12	†
Russell Midcap® Index[7]	15.83%	19.73%	4/10/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

AMG SouthernSun U.S. Equity Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor Fund, SouthernSun U.S. Equity Fund, and was managed by SouthernSun Asset Management, Inc. with the same investment objectives and substantially similar investment policies.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund a greater risk.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.
[6]	The Russell 2500TM Index measures the performance of the small-to-mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest companies in the Russell 3000® Index. Unlike the Fund, the Russell 2500TM Index is unmanaged, is not available for investment and do not incur expenses.
[7]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25 percent of the total market capitalization of the Russell 1000® Index. Unlike the Fund, the Russell Midcap® Index is unmanaged, are not available for investment and do not incur expenses.

The Russell 2500TM Index and the Russell Midcap® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG SouthernSun U.S. Equity Fund
Fund Snapshots (unaudited)
September 30, 2014

PORTFOLIO BREAKDOWN

Sector	AMG SouthernSun U.S. Equity Fund**	Russell 2500TM Index	Russell Midcap® Index
Industrials	36.8%	15.5%	13.0%
Consumer Discretionary	14.8%	14.2%	16.9%
Energy	11.6%	5.5%	6.1%
Information Technology	9.8%	15.3%	14.6%
Health Care	5.2%	11.7%	11.2%
Consumer Staples	5.0%	2.8%	5.6%
Materials	4.5%	6.7%	5.9%
Utilities	2.7%	4.3%	5.8%
Financials	0.0%	23.1%	20.2%
Telecommunications Services	0.0%	0.9%	0.7%
Other Assets and Liabilities	9.6%	0.0%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Hanesbrands, Inc.*	5.6%
The Western Union Co.*	5.2
Clean Harbors, Inc.*	5.2
Newfield Exploration Co.*	5.2
Centene Corp.	5.2
Darling Ingredients, Inc.*	5.0
Trinity Industries, Inc.*	4.8
The ADT Corp.	4.8
Flowserve Corp.	4.7
Broadridge Financial Solutions, Inc.	4.6

Top Ten as a Group	50.3%

*	Top Ten Holding at March 31, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG SouthernSun U.S. Equity Fund
Schedule of Portfolio Investments
September 30, 2014

	Shares	Value
Common Stocks - 90.4%
Consumer Discretionary - 14.8%
Hanesbrands, Inc.	381,520	$40,990,509
Murphy USA, Inc.*	349,175	18,527,226
Polaris Industries, Inc.	165,130	24,734,823
Thor Industries, Inc.	471,280	24,270,920
Total Consumer Discretionary		108,523,478
Consumer Staples - 5.0%
Darling Ingredients, Inc.*	1,999,020	36,622,046
Energy - 11.6%
CARBO Ceramics, Inc.[1]	242,400	14,357,352
Newfield Exploration Co.*	1,025,795	38,026,221
Tidewater, Inc.	836,410	32,645,082
Total Energy		85,028,655
Health Care - 5.2%
Centene Corp.*	457,365	37,828,659
Industrials - 36.8%
The ADT Corp.[1]	992,385	35,189,972
AGCO Corp.	727,400	33,067,604
Chicago Bridge & Iron Co., N.V.	571,660	33,070,531
Clean Harbors, Inc.*	706,780	38,109,578
Flowserve Corp.	490,695	34,603,811
IDEX Corp.	426,545	30,869,062
The Timken Co.	685,200	29,045,628
Trinity Industries, Inc.	753,415	35,199,549
Total Industrials		269,155,735
Information Technology - 9.8%
Broadridge Financial Solutions, Inc.	806,115	33,558,567
The Western Union Co.	2,377,995	38,143,040
Total Information Technology		71,701,607
Materials - 4.5%
MeadWestvaco Corp.	797,930	32,667,254
Utilities - 2.7%
OGE Energy Corp.	524,620	19,468,648
Total Common Stocks (cost $632,796,945)		660,996,082

	Principal Amount	Value
Short-Term Investments - 11.5%
Repurchase Agreements - 2.1%[2]
Barclays Capital, dated 09/30/14, due 10/01/14, 0.010%, total to be received $789,600 (collateralized by various U.S. Government Agency Obligations, 1.250% - 3.375%, 01/31/19 - 05/15/44, totaling $805,392)	$789,600	$789,600
Citigroup Global Markets, Inc., dated 09/30/14, due 10/01/14, 0.010%, total to be received $3,750,676 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.000%, 09/01/15 - 09/15/49, totaling $3,825,689)	3,750,675	3,750,675
Daiwa Capital Markets America, dated 09/30/14, due 10/01/14, 0.010%, total to be received $3,750,676 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.250%, 10/23/14 - 03/01/48, totaling $3,825.689)	3,750,675	3,750,675
HSBC Securities USA, Inc., dated 09/30/14, due 10/01/14, 0.000%, total to be received $3,750,675 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.375%, 10/15/14 - 07/15/32, totaling $3,825,702)	3,750,675	3,750,675
Mizuho Securities USA, Inc., dated 09/30/14, due 10/01/14, 0.010%, total to be received $3,750,676 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 03/12/15 - 06/20/44, totaling $3,825,691)	3,750,675	3,750,675
Total Repurchase Agreements		15,792,300

	Shares
Other Investment Companies - 9.4%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	23,528,416	23,528,416
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.06%	45,002,947	45,002,947
Total Other Investment Companies		68,531,363
Total Short-Term Investments (cost $84,323,663)		84,323,663
Total Investments - 101.9% (cost $717,120,608)		745,319,745
Other Assets, less Liabilities - (1.9)%		(13,840,048)
Net Assets - 100.0%		$731,479,697

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At September 30, 2014, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG SouthernSun Small Cap Fund	$729,303,577	$157,377,391	$(24,655,065)	$132,722,326
AMG SouthernSun U.S. Equity Fund	717,136,723	59,361,446	(31,178,424)	28,183,022

*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of September 30, 2014, amounting to the following:

Fund	Market Value	% of Net Assets
AMG SouthernSun Small Cap Fund	$61,078,440	7.6%
AMG SouthernSun U.S. Equity Fund	15,407,346	2.1%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the September 30, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of September 30, 2014: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG SouthernSun Small Cap Fund
Investments in Securities
Common Stocks†	$706,954,871	—	—	$706,954,871
Short-Term Investments
Repurchase Agreements	—	$62,374,696	—	62,374,696
Other Investment Companies	92,696,336	—	—	92,696,336

Total Investments in Securities	$799,651,207	$62,374,696	—	$862,025,903

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG SouthernSun U.S. Equity Fund
Investments in Securities
Common Stocks†	$660,996,082	—	—	$660,996,082
Short-Term Investments
Repurchase Agreements	—	$15,792,300	—	15,792,300
Other Investment Companies	68,531,363	—	—	68,531,363

Total Investments in Securities	$729,527,445	$15,792,300	—	$745,319,745

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of September 30, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
September 30, 2014

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund
Assets:
Investments at value* (including securities on loan valued at $61,078,440 and $15,407,346, respectively)	$862,025,903	$745,319,745
Receivable for Fund shares sold	831,294	7,768,569
Receivable for investments sold	8,572,368	985,861
Dividends, interest and other receivables	713,766	290,099
Prepaid expenses	10,385	19,561
Receivable from affiliate	2,006	1,874
Total assets	872,155,722	754,385,709
Liabilities:
Payable upon return of securities loaned	62,374,696	15,792,300
Payable for investments purchased	2,739,836	5,728,414
Payable for Fund shares repurchased	722,481	661,154
Accrued expenses:
Investment advisory and management fees	595,645	505,462
Distribution fees - Investor Class	82,834	18,150
Distribution fees - Class C	—	18,400
Administrative fees	35,038	29,733
Trustees fees and expenses	8,259	6,375
Other	98,250	146,024
Total liabilities	66,657,039	22,906,012

Net Assets	$805,498,683	$731,479,697
Net Assets Represent:
Paid-in capital	$628,435,152	$685,740,767
Accumulated net realized gain from investments	44,123,389	17,539,793
Net unrealized appreciation of investments	132,940,142	28,199,137
Net Assets	$805,498,683	$731,479,697
Investor Class:
Net Assets	$378,848,521	$87,858,239
Shares outstanding	13,419,817	6,327,123
Net asset value, offering and redemption price per share	$28.23	$13.89
Institutional Class:
Net Assets	$426,650,162	$620,300,346
Shares outstanding	14,907,470	44,490,690
Net asset value, offering and redemption price per share	$28.62	$13.94
Class C:
Net Assets	n/a	$23,321,112
Shares outstanding	n/a	1,703,003
Net asset value, offering and redemption price per share	n/a	$13.69
* Investments at cost	$729,085,761	$717,120,608

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the fiscal year ended September 30, 2014

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund
Investment Income:
Dividend income	$8,811,231 [1]	$5,800,727 [2]
Securities lending income	47,608	4,335
Foreign withholding tax	(22,428)	(13,829)
Interest income	49	51
Total investment income	8,836,460	5,791,284
Expenses:
Investment advisory and management fees	7,192,246	3,881,588
Distribution fees - Investor Class	1,048,741	142,083
Distribution fees - Class C	—	129,661
Administrative fees	362,746	232,341
Transfer agent	168,992	218,414
Custodian	82,744	50,535
Professional fees	68,900	50,761
Reports to shareholders	68,438	27,259
Registration fees	43,792	63,248
Trustees fees and expenses	23,983	17,998
Miscellaneous	72,473	94,257
Expense repayments	—	240,820
Total expenses before offsets	9,133,055	5,148,965
Fee waivers	(4,768)	(4,636)
Expense reductions	(6,357)	(57,003)
Net expenses	9,121,930	5,087,326

Net investment income (loss)	(285,470)	703,958
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	103,875,499	20,483,829
Net change in unrealized appreciation (depreciation) of investments	(35,911,231)	5,386,247
Net realized and unrealized gain	67,964,268	25,870,076

Net increase in net assets resulting from operations	$67,678,798	$26,574,034

[1]	Includes non-recurring dividends of $719,721.
[2]	Includes non-recurring dividends of $708,248.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
For the fiscal years ended September 30,

	AMG SouthernSun Small Cap Fund		AMG SouthernSun U.S. Equity Fund
	2014	2013[1]	2014	2013[1]
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(285,470)	$487,943	$703,958	$82,047
Net realized gain on investments	103,875,499	44,419,425	20,483,829	3,723,566
Net change in unrealized appreciation (depreciation) of investments	(35,911,231)	147,615,180	5,386,247	20,871,637
Net increase in net assets resulting from operations	67,678,798	192,522,548	26,574,034	24,677,250
Distributions to Shareholders:
From net investment income:
Investor Class	—	(1,091,526)	(45,302)	(2,305)
Institutional Class	(139,354)	(1,057,279)	(700,093)	(110,449)
Class C	n/a	n/a	—	(3,455)
From net realized gain on investments:
Investor Class	(50,849,826)	(8,124,997)	(854,756)	(26,644)
Institutional Class	(50,381,123)	(5,290,464)	(5,568,061)	(1,094,014)
Class C	n/a	n/a	(187,355)	(54,088)
Total distributions to shareholders	(101,370,303)	(15,564,266)	(7,355,567)	(1,290,955)
Capital Share Transactions:[2]
Total increase from capital share transactions	64,417,584	244,162,581	474,118,141	202,617,677

Total increase in net assets	30,726,079	421,120,863	493,336,608	226,003,972
Net Assets:
Beginning of year	774,772,604	353,651,741	238,143,089	12,139,117
End of year	$805,498,683	$774,772,604	$731,479,697	$238,143,089
End of year undistributed net investment income (loss)	—	—	—	—

[1]	Audited by previous independent registered public accounting firm.
[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG SouthernSun Small Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal year ended September 30,
Investor Class	2014[8]	2013[9]	2012[9]	2011[9]	2010[9]
Net Asset Value, Beginning of Year	$29.46	$21.64	$17.41	$15.94	$12.55
Income from Investment Operations:
Net investment income (loss)[1]	(0.05)[10]	0.00 [4]	(0.03)	(0.09)	(0.07)
Net realized and unrealized gain on investments[1]	2.56	8.70	5.50	1.56	3.46
Total from investment operations	2.51	8.70	5.47	1.47	3.39
Distributions to Shareholders from:
Net investment income	—	(0.10)	—	—	—
Net realized gain on investments	(3.74)	(0.78)	(1.24)	—	—
Total distributions to shareholders	(3.74)	(0.88)	(1.24)	—	—
Net Asset Value, End of Year	$28.23	$29.46	$21.64	$17.41	$15.94
Total Return[2]	8.53%	41.42%	32.12%	9.22%	27.01%
Ratio of net expenses to average net assets (with offsets/reductions)	1.20%	1.22%	1.25%	1.42%[5]	1.50%[5]
Ratio of expenses to average net assets (with offsets)	1.20%	1.22%	1.25%	1.42%	1.50%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.20%	1.22%	1.25%	1.33%	1.43%
Ratio of net investment income (loss) to average net assets[2]	(0.16)%	0.01%	(0.15)%	(0.44)%	(0.51)%
Portfolio turnover	24%	22%	31%	38%	28%
Net assets at end of year (000’s omitted)	$378,849	$417,148	$214,667	$93,228	$53,504

	For the fiscal year ended September 30,
Institutional Class	2014[8]	2013[9]	2012[9]	2011[9]	2010[9]
Net Asset Value, Beginning of Year	$29.76	$21.84	$17.52	$15.99	$12.55
Income from Investment Operations:
Net investment income (loss)[1]	0.03 [10]	0.06	0.03	(0.02)	(0.04)
Net realized and unrealized gain on investments[1]	2.58	8.80	5.53	1.55	3.48
Total from investment operations	2.61	8.86	5.56	1.53	3.44
Distributions to Shareholders from:
Net investment income	(0.01)	(0.16)	—	—	—
Net realized gain on investments	(3.74)	(0.78)	(1.24)	—	—
Total distributions to shareholders	(3.75)	(0.94)	(1.24)	—	—
Net Asset Value, End of Year	$28.62	$29.76	$21.84	$17.52	$15.99
Total Return[2]	8.80%	41.81%	32.45%	9.57%	27.41%
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.97%	1.01%	1.08%	1.19%
Ratio of expenses to average net assets (with offsets)	0.95%	0.97%	1.01%	1.08%	1.19%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.95%	0.97%	1.01%	1.08%	1.19%
Ratio of net investment income (loss) to average net assets[2]	0.09%	0.24%	0.14%	(0.12)%	(0.25)%
Portfolio turnover	24%	22%	31%	38%	28%
Net assets at end of year (000’s omitted)	$426,650	$357,624	$138,985	$43,417	$17,781

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each period

	For the fiscal year ended September 30,		For the period ended September 30, 2012*,9
Investor Class	2014[8]	2013[9]
Net Asset Value, Beginning of Period	$13.05	$10.09	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.00 [4,10]	(0.01)	0.01
Net realized and unrealized gain on investments[1]	1.10	3.86	0.08
Total from investment operations	1.10	3.85	0.09
Distributions to Shareholders from:
Net investment income	(0.01)	(0.07)	—
Net realized gain on investments	(0.25)	(0.82)	—
Total distributions to shareholders	(0.26)	(0.89)	—
Net Asset Value, End of Period	$13.89	$13.05	$10.09
Total Return[2]	8.56%	40.83%	0.90%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.31%[5]	1.30%	1.15%[7]
Ratio of expenses to average net assets (with offsets)	1.31%	1.30%	1.15%[7]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.32%	1.55%	3.06%[7]
Ratio of net investment income (loss) to average net assets[2]	(0.04)%	(0.04)%	0.20%[7]
Portfolio turnover	20%	25%	49%
Net assets at end of period (000’s omitted)	$87,858	$22,653	$263

	For the fiscal year ended September 30,		For the period ended September 30, 2012*,9
Institutional Class	2014[8]	2013[9]
Net Asset Value, Beginning of Period	$13.08	$10.11	$10.00
Income from Investment Operations:
Net investment income[1]	0.03 [10]	0.02	0.02
Net realized and unrealized gain on investments[1]	1.11	3.85	0.09
Total from investment operations	1.14	3.87	0.11
Distributions to Shareholders from:
Net investment income	(0.03)	(0.08)	—
Net realized gain on investments	(0.25)	(0.82)	—
Total distributions to shareholders	(0.28)	(0.90)	—
Net Asset Value, End of Period	$13.94	$13.08	$10.11
Total Return[2]	8.85%	41.02%	1.10%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.06%[5]	1.05%	0.90%[7]
Ratio of expenses to average net assets (with offsets)	1.06%	1.05%	0.90%[7]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.07%	1.30%	2.81%[7]
Ratio of net investment income to average net assets[2]	0.21%	0.21%	0.45%[7]
Portfolio turnover	20%	25%	49%
Net assets at end of period (000’s omitted)	$620,300	$209,419	$11,502

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each period

	For the fiscal year ended September 30,		For the period ended September 30, 2012*,9
Class C	2014[8]	2013[9]
Net Asset Value, Beginning of Period	$12.95	$10.08	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.11)[10]	(0.09)	(0.02)
Net realized and unrealized gain on investments[1]	1.10	3.83	0.10
Total from investment operations	0.99	3.74	0.08
Distributions to Shareholders from:
Net investment income	—	(0.05)	—
Net realized gain on investments	(0.25)	(0.82)	—
Total distributions to shareholders	(0.25)	(0.87)	—
Net Asset Value, End of Period	$13.69	$12.95	$10.08
Total Return[2]	7.73%	39.67%	0.80%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	2.06%[5]	2.05%	1.90%[7]
Ratio of expenses to average net assets (with offsets)	2.06%	2.05%	1.90%[7]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.07%	2.30%	3.81%[7]
Ratio of net investment loss to average net assets[2]	(0.79)%	(0.79)%	(0.55)%[7]
Portfolio turnover	20%	25%	49%
Net assets at end of period (000’s omitted)	$23,321	$6,072	$374

Notes to Financial Highlights

*	Commenced operations on April 10, 2012.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	Amount is less than $0.01 per share.
[5]	Such ratio includes advisor’s recapture of waived/reimbursed fees from prior periods.
[6]	Not annualized.
[7]	Annualized.
[8]	At the start of business on March 31, 2014, SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund were reorganized into a series of the AMG Funds.
[9]	Audited by previous independent registered public accounting firm.
[10]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.07) and $0.00 for AMG SouthernSun Small Cap Fund’s Investor Class and Institutional Class shares, respectively, and $(0.03), $0.01, and $(0.13) for AMG SouthernSun U.S. Equity Fund’s Investor Class, Institutional Class and Class C shares, respectively.

Notes to Financial Statements
September 30, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG SouthernSun Small Cap Fund (“Small Cap”) (formerly SouthernSun Small Cap Fund) and AMG SouthernSun U.S. Equity Fund (“U.S. Equity”) (formerly SouthernSun U.S. Equity Fund), each a “Fund” and collectively the “Funds.” The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended September 30, 2014, Small Cap and U.S. Equity had redemption fees amounting to $22,995 and $23,403, respectively.

Small Cap offers two classes of shares: Investor and Institutional. U.S. Equity offers three classes of shares: Investor, Institutional and Class C. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

At the start of business on March 31, 2014, SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, each a series of Northern Lights Fund Trust (the “Predecessor Funds”), were reorganized into a respective series of the Trust. As a result of the reorganization, the Funds are the successor to the accounting and performance information of the Predecessor Funds.

Small Cap is currently closed to new investors. Current shareholders and shareholders of the Predecessor Funds who hold an account directly with the Fund and who invested in the Fund through a financial intermediary account, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), may continue to purchase shares of the Fund. Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

19

Notes to Financial Statements (continued)

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker- quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Effective March 31, 2014, the following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the period from March 31, 2014 to September 30, 2014, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Small Cap - $6,357 or 0.001%, and U.S. Equity - $57,003 or 0.01%.

Effective March 31, 2014, the Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the period from March 31, 2014 to September 30, 2014, the Funds’ custodian expense was not reduced.

Effective March 31, 2014, overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the period from March 31, 2014 to September 30, 2014, the Funds did not incur overdraft fees.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some

20

Notes to Financial Statements (continued)

time in the future. The differences are due to differing treatments for wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	Small Cap		U.S. Equity
	2014	2013[1]	2014	2013[1]
Distributions paid from:
Ordinary income	—	$5,225,367	$703,958	$316,312
Short-term capital gains	$6,342,358	—	1,942,941	—
Long-term capital gains	95,027,945	10,338,899	4,708,668	974,643

Total	$101,370,303	$15,564,266	$7,355,567	$1,290,955

[1]	Audited by previous independent registered public accounting firm.

As of September 30, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	U.S. Equity
Capital loss carryforward	—	—
Undistributed ordinary income	—	—
Undistributed short-term capital gains	—	$9,028,966
Undistributed long-term capital gains	$44,341,205	8,526,942
Late-loss deferral	—	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2014 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2014, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended September 30, 2015, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

21

Notes to Financial Statements (continued)

For the fiscal years ended September 30, 2014 and September 30, 2013, the capital stock transactions by class for Small Cap and U.S. Equity were:

	Small Cap				U.S. Equity
	2014		2013*		2014		2013*
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class Shares
Sale of shares	1,891,862	$57,325,759	8,660,511	$212,482,859	5,584,339	$76,338,648	1,774,194	$20,566,336
Reinvestment of dividends and distributions	1,680,703	48,949,818	391,780	8,936,501	60,581	797,080	2,021	20,190
Shares repurchased	(4,313,322)	(128,761,160)	(4,813,454)	(120,526,256)	(1,054,133)	(14,196,348)	(65,979)	(770,661)

Net Increase (decrease)	(740,757)	$(22,485,583)	4,238,837	$100,893,104	4,590,787	$62,939,380	1,710,236	$19,815,865

Institutional Class Shares
Sale of shares	3,613,900	$110,066,286	7,374,214	$185,821,448	31,653,091	$438,453,118	15,143,548	$181,135,516
Reinvestment of dividends and distributions	1,292,967	38,062,093	211,501	4,864,520	337,709	4,455,448	15,114	151,135
Shares repurchased	(2,016,815)	(61,225,212)	(1,931,385)	(47,416,491)	(3,504,692)	(48,626,769)	(292,078)	(3,455,178)

Net Increase	2,890,052	$86,903,167	5,654,330	$143,269,477	28,486,108	$394,281,797	14,866,584	$177,831,473

Class C Shares
Sale of shares	n/a	n/a	n/a	n/a	1,274,820	$17,465,207	482,469	$5,556,750
Reinvestment of dividends and distributions	n/a	n/a	n/a	n/a	13,354	174,185	5,771	57,543
Shares repurchased	n/a	n/a	n/a	n/a	(54,051)	(742,428)	(56,489)	(643,954)

Net Increase	n/a	n/a	n/a	n/a	1,234,123	$16,896,964	431,751	$4,970,339

*	Audited by previous independent registered public accounting firm.

At September 30, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap - two collectively own 50%; U.S. Equity - three collectively own 54%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2014, the market value of repurchase agreements outstanding for Small Cap and U.S. Equity was $62,374,696 and $15,792,300, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. Prior to March 31, 2014, the Predecessor Funds had a similar Investment Advisory Agreement with SouthernSun Asset Management Inc. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each

Fund’s investment portfolio is managed by SouthernSun Asset Management, LLC (“SouthernSun”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in SouthernSun.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.85%
U.S. Equity	0.85%

The Investment Manager has contractually agreed, through at least January 31, 2017, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Small Cap to 1.50% and 1.25% for Investor Class and Institutional Class shares’ average daily net assets, respectively, and of U.S. Equity to 1.34%, 1.09% and 2.09% for Investor Class, Institutional Class and Class C shares’ average daily net assets, respectively, subject to later reimbursement by the Funds in certain circumstances. Prior to March 31, 2014, the Predecessor Funds had a similar arrangement in place.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such

22

Notes to Financial Statements (continued)

repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective contractual expense limitation amount. For the fiscal year ended September 30, 2014, the Funds’ components of reimbursement available are detailed in the following chart:

U.S. Equity
Reimbursement Available - 9/30/13	$240,820
Additional Reimbursements	—
Repayments	(240,820)
Expired Reimbursements	—

Reimbursement Available - 9/30/14	—

Effective March 31, 2014, the Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the fiscal year ended September 30, 2014, the management fee for Small Cap and U.S. Equity was reduced by $4,768 or 0.001% and $4,636 or 0.001%, respectively.

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. Each Fund pays a fee to the Administrator at the rate of 0.05% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”). For the period from October 1, 2013 to March 30, 2014, the Predecessor Funds incurred Trustee Fees under a different arrangement with Northern Lights Fund Trust, amounting to $4,797 for Small Cap and $4,289 for U.S. Equity.

The Funds are distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares, and Class C shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares and up to 1.00% annually of average daily net assets attributable to U.S. Equity - Class C shares.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from March 31, 2014 to September 30, 2014, the following Funds lent to other Funds in the AMG Funds family: Small Cap lent $3,026,248, for one day earning interest of $49 and U.S. Equity lent $1,634,127, for two days earning interest of $51. The interest amount is included in the Statement of Operations as interest income. At September 30, 2014, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended September 30, 2014, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$185,392,404	$280,208,880
U.S. Equity	507,428,717	82,114,567

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended September 30, 2014.

4. PORTFOLIO SECURITIES LOANED

Effective March 31, 2014, the Funds commenced participation in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for

Notes to Financial Statements (continued)

its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Prior to March 31, 2014, the Predecessor Funds did not have a securities lending program in place.

At September 30, 2014, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received
U.S. Equity	$61,078,440	$62,374,696
Small Cap	15,407,346	15,792,300

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

The following tables are a summary of the Funds’ open repurchase agreements which are subject to a master netting agreement as of September 30, 2014:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
		Financial Instruments Collateral	Cash Collateral Received
Small Cap
Barclays Capital	$3,118,696	$3,118,696	—	—
Citigroup Global Markets, Inc.	14,814,000	14,814,000	—	—
Daiwa Capital Markets America	14,814,000	14,814,000	—	—
HSBC Securities USA, Inc.	14,814,000	14,814,000	—	—
Mizuho Securities USA, Inc.	14,814,000	14,814,000	—	—

Total	$62,374,696	$62,374,696	—	—

U.S. Equity
Barclays Capital	$789,600	$789,600	—	—
Citigroup Global Markets, Inc.	3,750,675	3,750,675	—	—
Daiwa Capital Markets America	3,750,675	3,750,675	—	—
HSBC Securities USA, Inc.	3,750,675	3,750,675	—	—
Mizuho Securities USA, Inc.	3,750,675	3,750,675	—	—

Total	$15,792,300	$15,792,300	—	—

Notes to Financial Statements (continued)

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013/2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund each hereby designates $101,282,359 and $11,270,581, respectively, as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2014, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG SOUTHERNSUN SMALL CAP FUND AND AMG SOUTHERNSUN U.S. EQUITY FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG SouthernSun Small Cap Fund (formerly, SouthernSun Small Cap Fund) and AMG SouthernSun U.S. Equity Fund (formerly, SouthernSun U.S. Equity Fund) (the “Funds”) at September 30, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year ended September 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The statements of changes in net assets for the period ended September 30, 2013 and the financial highlights for the periods ended prior to September 30, 2014 were audited by another independent registered public accounting firm whose report dated November 25, 2013 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2014

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex		Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2012	Bruce B. Bingham, 12/1/48

•	Oversees 43 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

•	Independent Chairman	William E. Chapman, II, 9/23/41

• •	Trustee since 1999 Oversees 43 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

•	Trustee since 1999	Edward J. Kaier, 9/23/45

•	Oversees 43 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

•	Trustee since 2013	Kurt A. Keilhacker,10/5/63

•	Oversees 45 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

•	Trustee since 2004	Steven J. Paggioli, 4/3/50

•	Oversees 43 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (25 portfolios) (2010-Present).

•	Trustee since 2013	Richard F. Powers III, 2/2/46

•	Oversees 43 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

•	Trustee since 1999	Eric Rakowski, 6/5/58

•	Oversees 45 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

•	Trustee since 2013	Victoria L. Sassine, 8/11/65

•	Oversees 45 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

•	Trustee since 2004	Thomas R. Schneeweis, 5/10/47

•	Oversees 43 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (25 portfolios) (2010-Present).

AMG Funds
Trustees and Officers
(continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex		Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2011	Christine C. Carsman, 4/2/52

•	Oversees 45 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers

Position(s) Held with Fund and Length of Time Served		Name, Date of Birth, Principal Occupation(s) During Past 5 Years
•	President since 2014	Jeffrey T. Cerutti, 2/7/68

•	Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

•	Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

•	Secretary since 2011	Lewis Collins, 2/22/66

•	Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Secretary, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• • •	Chief Financial Officer since 2007 Treasurer since 1999 Principal Financial Officer since 1999	Donald S. Rumery, 5/29/58 Senior Vice President, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Principal Financial Officer and Principal Accounting Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

•	Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

•	Chief Compliance Officer since 2010	John J. Ferencz, 3/9/62 Vice President, Legal and Compliance, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

•	Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President and Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

•	Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 3/15/74

Senior Vice President, Chief Compliance Officer, Legal and Compliance, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

SouthernSun Asset Management, LLC

6070 Poplar Avenue

Suite 300

Memphis, TN 38119

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid-Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG SouthernSun Small Cap Fund	$26,392	N/A
AMG SouthernSun U.S. Equity Fund	$26,200	N/A

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG SouthernSun Small Cap Fund	$4,080	N/A
AMG SouthernSun U.S. Equity Fund	$4,080	N/A

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2014 and 2013 for non-audit services rendered to the Funds and Fund Service Providers were $301,310 and $6,200, respectively. For the fiscal year ended September 30, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $48,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), with no additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, President

Date:	November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, President

Date:	November 26, 2014

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	November 26, 2014